EXPRESS Third Quarter 2022 Earnings Presentation Exhibit 99.2

Cautionary Statement REGARDING FORWARD-LOOKING STATEMENTS Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, cash tax refunds, liquidity, EBITDA, free cash flow, eCommerce demand, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. You can identify these forward-looking statements by the use of words in the future tense and statements accompanied by words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads” or the negative version of these words or other comparable words. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the COVID-19 pandemic and its continued impact on our business operations, store traffic, employee availability, financial condition, liquidity and cash flow; (3) geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and increased tensions between China and Taiwan; (4) our ability to operate our business efficiently, manage capital expenditures and costs, and obtain financing when required; (5) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (6) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (7) customer traffic at malls, shopping centers, and at our stores; (8) competition from other retailers; (9) our dependence on a strong brand image; (10) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (11) the failure or breach of information systems upon which we rely; (12) our ability to protect customer data from fraud and theft; (13) our dependence upon third parties to manufacture all of our merchandise; (14) changes in the cost of raw materials, labor, and freight; (15) supply chain or other business disruption, including as a result of the coronavirus; (16) our dependence upon key executive management; (17) our ability to execute our growth strategy, EXPRESSway Forward, including engaging our customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating our brand; (18) our substantial lease obligations; (19) our reliance on third parties to provide us with certain key services for our business; (20) impairment charges on long-lived assets; (21) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (22) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (23) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (24) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate; (25) changes in tariff rates; (26) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption; and (27) risks related to our strategic partnership with WHP Global. These factors should not be construed as exhaustive and should be read in conjunction with the additional information concerning these and other factors in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

1 For the thirty-nine weeks ended October 29, 2022 2 Excludes “other revenue” of $39.2 million ABOUT EXPRESS Express is a modern, multichannel apparel and accessories brand grounded in versatility, guided by its purpose - We Create Confidence. We inspire Self-Expression. - and powered by a styling community. Launched in 1980 with the idea that style, quality and value should all be found in one place, Express has been a part of some of the most important and culture-defining fashion trends. The Express Edit design philosophy ensures that the brand is always ‘of the now’ so people can get dressed for every day and any occasion knowing that Express can help them look the way they want to look and feel the way they want to feel. Express operates over 550 retail and outlet stores in the United States and Puerto Rico, the express.com online store and the Express mobile app. Express, Inc. is comprised of the brands Express and UpWest, and is traded on the NYSE under the symbol EXPR. 52% WOMEN 48% MEN 1,2

Company Profile Product assortment aligned to Express Edit 35 million annual visits Compelling value proposition Extends brand reach 1 Excludes “other revenue” of $39.2 million 2 As of October 29, 2022 (Retail store count includes 9 Express Edit stores and 13 UpWest stores) 28% of YTD 2022 net sales 72% of YTD 2022 net sales EXPRESS FACTORY OUTLET1 202 Brick & Mortar Stores RETAIL STORES & ECOMMERCE1 364 Brick & Mortar Stores2 Integrated multichannel model 280 million annual visits Where our styling community comes together

RESULTS THIRD QUARTER 2022

Third quarter was tougher than anticipated which is reflected in the results. The macroeconomic, consumer and competitive environments were extremely challenging, and became more acute as the quarter progressed. Despite these results, we remain confident in our ability to achieve our stated goal of long-term, profitable growth in the Express brand. Comparable sales declined by 8% Gross margin decreased 540 basis points Operating loss of $30 million and negative EBITDA1 of $14 million Inventory increase of 10%; down from a 30% increase in the second quarter of 2022 Continued to operate with the highest number of Active Express Insider loyalty members in the Company's history Continued to build, activate and amplify Styling Community, effectively expanding its reach and impact Grew UpWest brand sales by 40% Remain committed to achieving stated goal of mid-single digit operating margin EBITDA is a non-GAAP financial measure. Refer to pages 13-14 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Q3 2022 Financial Performance EBITDA is a non-GAAP financial measure. Refer to pages 13-14 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. $434M Net Sales $30M Operating Loss $14M Negative EBITDA1 1

Balance Sheet and Cash Flow Inventory Operating Cash Flow

2022 OUTLOOK

2022 Outlook This outlook is based on our year-to-date performance and the advancements we have made in each of the four foundational pillars of our EXPRESSway Forward strategy (Product, Brand, Customer, Execution), balanced against the increasingly challenging macroeconomic and retail apparel environment, ongoing uncertainty of the supply chain and geopolitical events and other uncertainties that may impact our business. The Company expects the following for the full year 2022 compared to the full year 2021: Comparable sales of flat to up 1% Gross margin rate to decrease approximately 150 basis points SG&A expenses as a percent of sales to delever approximately 200 basis points Net interest expense of $17 million Effective tax rate essentially zero percent Diluted loss per share of $1.12 to $1.22 Capital expenditures of approximately $50 million Inventory to move closer to parity with sales trends by the end of the year Assumptions in the Company's outlook may be affected by the continued uncertainty of the pandemic and geopolitical events and their impacts throughout the supply chain. This outlook does not reflect the expected benefits of the transaction or the strategic partnership with WHP Global announced today.

Projected 2022 Real Estate Activity Third Quarter 2022 - Actual October 29, 2022 - Actual Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (1) 342 Outlet Stores — — 202 Express Edit Stores 4 — 9 UpWest Stores 1 (2) 13 TOTAL 5 (3) 566 4.7 million Fourth Quarter 2022 - Projected January 28, 2023 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (8) 334 Outlet Stores — (2) 200 Express Edit Stores 2 (1) 10 UpWest Stores 2 (1) 14 TOTAL 4 (12) 558 4.6 million Full Year 2022 - Projected January 28, 2023 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (12) 334 Outlet Stores — (3) 200 Express Edit Stores 7 (2) 10 UpWest Stores 10 (3) 14 TOTAL 17 (20) 558 4.6 million

NON-GAAP RECONCILIATION THIRD QUARTER 2022

Cautionary Statement REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains references to Earnings before interest, taxes, and depreciation and amortization (EBITDA), which is a non-GAAP financial measure. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 14 for additional information and reconciliation of EBITDA to the most directly comparable financial measure calculated in accordance with GAAP. Management believes that EBITDA provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. EBITDA is used as a performance measure in our long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned. EBITDA is also a metric used in our short-term cash incentive compensation plan. This non-GAAP financial measure reflects an additional way of viewing the Company's operations that, when viewed with the GAAP results and the following reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Q3 2022 & 2021 EBITDA Thirteen Weeks Ended Thirty-Nine Weeks Ended (in thousands) October 29, 2022 October 30, 2021 October 29, 2022 October 30, 2021 Net (loss)/income $(34,448) $13,086 $(39,326) $(21,999) Interest expense, net 4,668 2,879 11,962 12,246 Income tax expense 780 289 549 227 Depreciation and amortization 14,550 15,662 43,763 48,418 EBITDA (Non-GAAP Measure) $(14,450) $31,916 $16,948 $38,892

Greg Johnson VP, Investor Relations (614) 474-4890 INVESTOR CONTACT